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                                                                    EXHIBIT 99.1



                   NUMERICAL TECHNOLOGIES TO ACQUIRE CADABRA

             Integration with leader in automated layout creation expands Numerical's subwavelength design-to-silicon leadership position

San Jose, Calif. - September 5, 2000 - Numerical Technologies, Inc. (NASDAQ:
NMTC) today announced that it has signed a definitive agreement to acquire Cadabra Design Automation, Inc. (Cadabra), the leading provider of automated cell creation technology used to create the building blocks for standard cell, semi-custom, and custom integrated circuits (ICs). The acquisition will facilitate the mainstream deployment of Numerical's subwavelength technologies for IC production, and increase the number of designs enabled for Numerical's phase-shifting technology.

     "As the semiconductor industry moves further into the subwavelength realm, designers must have access to subwavelength technology much earlier in the design process; as a result, the requirements for layout creation fundamentally change," said Y.C. (Buno) Pati, president and CEO of Numerical. "This acquisition enables us to meet those needs and lead an emerging market that is critical for subwavelength IC production. It also adds a key technology to our portfolio that will accelerate the delivery of our next generation phase-shifting solution."

     As consideration for the acquisition, Numerical will issue 3.2 million shares and options of Numerical Technologies stock. Cadabra will become a wholly owned subsidiary of Numerical.

     This acquisition will be accounted for as a purchase and is currently expected to be accretive as early as Q1, 2001. Credit Suisse First Boston served as advisors to Numerical Technologies in this transaction.

     Faysal Sohail, currently president and CEO of Cadabra, will remain president of the Cadabra subsidiary and become senior vice president of Numerical. Martin Lefebvre, chairman, founder and CTO of Cadabra, will oversee the integration of Cadabra's
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technology with Numerical's products. The Cadabra research and development group will remain in its existing facilities in Ottawa, Canada.

     "Our customers have asked us to work closely with Numerical on technology integration; in doing so, we discovered a strong synergy between the teams," said Faysal Sohail, president and CEO of Cadabra. "Numerical's leadership in subwavelength technology is the basis for our subwavelength-enabled layout creation flow that provides correct-by-construction results for highly complex processes. By merging our companies, our customers will have transparent access to the most advanced subwavelength process technologies through automated creation of the highest quality building blocks used in the design of complex ICs."

Technology Direction

     In the subwavelength era, design and manufacturing teams must create ICs with features smaller than the wavelength of light used to manufacture them in order to increase IC performance, yield, and power efficiency. To meet this challenge, semiconductor manufacturers are adopting phase-shifting and attendant technologies as a part of their advanced manufacturing processes.

     Cell layouts are the building blocks for IC designs and the primary means of transferring information about new process technology to the design flow. As processes have increased in complexity, Cadabra has seen a growing adoption of its automated solutions for the design of these building blocks.

     Subwavelength processes require the transfer of additional information that was not needed in the creation of these building blocks in an above wavelength paradigm. As the use of phase shifting becomes more pervasive, it becomes imperative that the building blocks are phase-compliant, characterized for the subwavelength process, and work within an existing design flow. An automated system to generate subwavelength-enabled libraries becomes critical, and will increase the number of designs that are enabled for phase-shifted process technology.

     Through this acquisition, Numerical will create a cohesive solution where the creation algorithms for these building blocks will have in-depth knowledge of the latest subwavelength technology.
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     In April of this year, Numerical and Cadabra announced a relationship to integrate Numerical's phase shifting and attendant technologies into Cadabra's automated Library Factory(TM) flow. Cadabra has also integrated its technology into the leading mainstream design flows such as those provided by Cadence Design Systems, Inc. (NYSE: CDN) and Synopsys, Inc. (NASDAQ: SNPS).

About Cadabra

     Cadabra Design Automation, Inc. is the leading supplier of tools for the creation of the cell layouts that form the fundamental building blocks used in the standard cell, semi-custom, and custom IC design process. Cadabra's tools help users achieve high productivity in the creation of very high quality, error-free standard cell layouts . Current worldwide customers include top semiconductor vendors, third party library vendors, and leading fabless semiconductor companies in the graphics and communications markets. For more information, visit the Cadabra web site at http://www.cadabradesign.com or send
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email to info@cadabradesign.com
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About Numerical

     Numerical Technologies Inc. (NASDAQ: NMTC) develops and markets proprietary technology, software tools and services that enable the semiconductor industry to produce subwavelength integrated circuits, i.e. integrated circuits with components smaller than the wavelength of light used to create circuit patterns on silicon. Numerical's products and industry alliances form a comprehensive design-to-silicon solution that enables the creation of smaller, faster, and more power-efficient semiconductors using available manufacturing equipment.

     Numerical's customers include the world's leading semiconductor companies, design automation tool vendors, semiconductor equipment suppliers and photomask manufacturers. Additional information about the company is available on the Web at http://www.numeritech.com.
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     This release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements about our ability to deliver next-generation technology, our ability to integrate Cadabra and Numerical technologies, our ability to realize the accretion to earnings as a result of the acquisition, our customers' ability to benefit from our services and
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technology, and the demand for subwavelength enabled libraries forward-looking statements. These statements are made based on Numerical's current beliefs and expectations. Investors are cautioned that all forward-looking statements involve risks and uncertainties. Actual results may differ materially from the results predicted. Risk factors that could affect Numerical's future include business conditions, economic conditions and growth in the semiconductor industry, our ability to integrate the Cadabra and Numerical technologies, our ability to realize expected synergies of the acquisition, our ability to increase the number of phase-shift designs, the adoption of our proprietary technology by the semiconductor industry, our ability to retain key employees, and our ability to maintain current, and enter into new, industry partnerships. For more information about factors that could potentially affect Numerical's financial results, please refer to the prospectus filed on 4/7/00 and other filings with the Securities and Exchange Commission, copies of which may be accessed through the SEC's web site at www.sec.gov. Numerical does not undertake to update any forward-looking statement that may be made from time to time by or on behalf of Numerical.

CONTACTS:
Numerical - Susan Lippincott, 408.273.4474, susan@numeritech.com
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Cayenne Communication - Lois DuBois, 650.854.5485, lois.dubois@cayennecom.com
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Cadabra - Anjaneya Thakar, 408.260.2500 x519, athakar@cadabradesign.com
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